NUVEEN STRATEGIC MUNICIPAL OPPORTUNITIES FUND

SUPPLEMENT DATED DECEMBER 15, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 31, 2015

The last two sentences of the fourth paragraph under “Shares of Beneficial Interest/Capital Stock – The Trust” are deleted in their entirety and replaced with the following:

As of December 15, 2015, Nuveen Investments and its parent company, TIAA-CREF, owned approximately 90% of the outstanding shares of Nuveen Strategic Municipal Opportunities Fund and were therefore controlling shareholders of the Fund. At this level of ownership, Nuveen Investments and TIAA-CREF would be able to determine the outcome of any item presented to shareholders for approval.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-SMOPSAI-1215P